UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2005
                               (August 17, 2005)


                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                    333-91356                98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


    103 FOULK ROAD, WILMINGTON, DE                               19803
----------------------------------------                 -----------------------
(Address of principal executive offices)                       (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 17, 2005, Zone 4 Play, Inc., a Delaware corporation (the "Company") and a subsidiary of Zone 4 Play, Inc. ("Z4P"), and Two Way TV Australia Limited ("TWTVA") entered into an exclusive distribution agreement (the "Agreement").

     According to the Agreement, subject to TWTVA's timely payment of all license fees and sums as set forth in the Agreement, the Company granted TWTVA exclusive, non-transferable, non sublicensable right and license to distribute, market and promote Z4P's intellectual property in connection with both "play for fun" and "play for real" gaming products to operators in Australia for an initial term of 5 years. The Company also granted TWTVA first and last offer right to match any proposed agreement or arrangement to use or commercialize the Company's intellectual property in Asia that the Company is contemplating ("Matching Rights"). At the end of the initial term, TWTVA has an option to renew the Agreement with respect to each of the licenses and rights listed above.

     In consideration for the licenses and rights described above, the Company is entitled to receive a total fixed annual license fees of $350,000 payable on a quarterly basis and a certain variable license fees as percentages of revenues generated by TWTVA, ranging between 25% to 50%, creditable in part against the annual license fees. The first installment of the annual fixed license fees covering June of 2005 and the third quarter of 2005 in the amount of $116,666.67 is expected to be paid within 10 business day of the execution of the Agreement.

     A copy of the Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     Exhibit 10.1 Exclusive Distribution Agreement dated August 17, 2005, by and between Zone4Play, Inc. and Two Way TV Australia Limited.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        ZONE 4 PLAY, INC.
                                                        (registrant)

Date: August 23, 2005                                   By: /S/ Uri Levy
                                                        ----------------
                                                        Uri Levy
                                                        Chief Financial Officer